UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 14, 2000


                            VDC COMMUNICATIONS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                       001-14281                      061524454
    --------                       ---------                      ---------
(State or other               (Commission File No.)             (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830
                     (Address of principal executive office)

                                 (203) 869-5100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets

         (a) On June 14, 2000 (the "Effective Date"), Rare Telephony, Inc., a Nevada corporation ("Rare Telephony"), merged (the "Merger") with and into Voice & Data Communications (Latin America), Inc., a Delaware corporation (the "Sub") and wholly-owned subsidiary of VDC Communications, Inc. (the "Company"). The Merger was effected pursuant to the terms of an Agreement and Plan of Merger originally dated May 25, 2000 and amended on June 14, 2000 (the "Merger Agreement"). In connection with the Merger, the Sub changed its name to "Rare Telephony, Inc." The consideration paid to the former shareholders of Rare
Telephony (the "Rare Telephony Shareholders") in the Merger consisted of 1,551,020 newly-issued shares of Company common stock (the "Merger Consideration"). Of the consideration paid to the Rare Telephony Shareholders, 155,102 shares of Company common stock were placed in escrow pending receipt of all state and federal regulatory approvals required in connection with the Merger and 775,508 shares of Company common stock were placed in a separate escrow and are subject to various forfeiture provisions: a portion is subject to forfeiture, upon terms set forth in an escrow agreement, within one year of the Effective Date in connection with indemnification claims made by the Company or Sub pursuant to the Merger Agreement; and a portion is subject to forfeiture within three years of the Effective Date upon terms and conditions set forth in an escrow agreement, certain employment agreements, an independent contractor agreement, and another agreement executed by certain Rare Telephony Shareholders.

         The principle followed in determining the amount of the Merger Consideration was one based upon negotiation between unaffiliated parties and a valuation of Rare Telephony undertaken by certain members of the Company's management prior to the Merger. Prior to the Merger, there were no material relationships between the Rare Telephony Shareholders and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer other than as follows: (1) in anticipation of the Merger, the Company provided Rare Telephony and one of its subsidiaries with an aggregate of $600,000 in financing, evidenced by promissory notes, and obtained in connection therewith guaranty agreements from two Rare Telephony Shareholders and a security interest in certain property and securities of said Rare Telephony Shareholders; (2) in anticipation of the Merger, the Sub entered into employment agreements and an independent contractor agreement to take effect on the Effective Date, with certain of the Rare Telephony Shareholders; (3) in anticipation of the Merger, the Company entered into an agreement, to take effect on the Effective Date, with a Rare Telephony Shareholder which provides for said Rare Telephony Shareholder to make payments on certain capital leases for equipment used by Rare Telephony, now Sub, and its subsidiaries, in their business; (4) in anticipation of the Merger, the Company executed two guaranty agreements to guarantee performance by a subsidiary of Rare Telephony, now Sub, under two contracts; and (5) in anticipation of the Merger, and for ease of clerical administration, an officer of the Company was appointed as Treasurer of Rare Telephony and one of its subsidiaries. The source of the Merger Consideration was authorized but unissued shares of Company common stock.

         (b) The assets acquired by virtue of the Merger were used in a telecommunications business prior to the Merger and will continued to be so used.

Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of business acquired.

                  It is impracticable at the time of the filing of this Current Report to provide the historical financial information for Rare Telephony required by Regulation S-X. Accordingly, the Company will file the required historical financial statements under cover of an Amendment to this Current Report on Form 8-K as soon as practicable, but in any event, not later than 60 days after the date on which this Current Report must be filed with the Commission.

         (b)      Pro forma financial information.

         It is impracticable at the time of the filing of this Current Report to provide the pro forma financial information for Rare Telephony required by Regulation S-X. Accordingly, the Company will file the required pro forma financial statements under cover of an Amendment to this Current Report on Form 8-K as soon as practicable, but in any event, not later than 60 days after the date on which this Current Report must be filed with the Commission.

         (c)      Exhibits (referenced to Item 601 of Regulation S-K).


Exhibit
Number                                                            Title
------                                                            -----

        2.1           Agreement and Plan of Merger dated May 25, 2000 by and among VDC  Communications,  Inc., Voice
                      & Data Communications (Latin America),  Inc., Rare Telephony,  Inc., and the holders of all of the outstanding common stock of Rare Telephony, Inc.

        2.2           Amendment to Agreement and Plan of Merger dated June 14, 2000

        2.3           Certificate  of  Merger  of Rare  Telephony,  Inc.  into  Voice & Data  Communications  (Latin
                      America), Inc.

        2.4           Articles of Merger of Rare Telephony,  Inc. into Voice & Data Communications  (Latin America),
                      Inc.

       10.37          Escrow  Agreement,  dated May 25, 2000, by and among VDC  Communications,  Inc.,  Voice & Data
                      Communications (Latin America),  Inc., the shareholders of Rare Telephony,  Inc., and Buchanan
                      Ingersoll Professional Corporation

       10.38          Form of Registration Rights Agreement

       10.39          Form of Executive Employment Agreement

       10.40          Form of Employment Agreement

       10.41          Independent Contractor Agreement,  dated May 25, 2000, by and among Peter J. Salzano and Voice
                      & Data Communications (Latin America), Inc.

                                       2

       10.42          License  Agreement,  dated  June  14,  2000,  by and  between  Peter J.  Salzano  and Free dot
                      Calling.com, Inc.

       10.43          Network  Agreement,  dated May 25, 2000, by and among Network  Consulting  Group, Inc. and VDC
                      Communications, Inc.

       10.44          Funding  Agreement,  dated June 14, 2000,  by and between Voice & Data  Communications  (Latin
                      America), Inc. and VDC Communications, Inc.

       10.45          Promissory  Note,  dated June 23,  2000,  made by Rare  Telephony,  Inc.  in favor of Peter J.
                      Salzano


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: June 23, 2000                    VDC COMMUNICATIONS, INC.



                                        By: /s/ Frederick A. Moran
                                           -------------------------------------
                                            Frederick A. Moran
                                            Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit                                                                                       Page Number in Rule
Number                                                                                         0-3(b) Sequential
(Referenced to Item                                                                         Numbering System Where
601 of Reg. S-K)                                                                             Exhibit Can Be Found

        2.1           Agreement  and Plan of Merger  dated May 25,  2000 by and among VDC
                      Communications,  Inc., Voice & Data Communications (Latin America),
                      Inc.,  Rare  Telephony,  Inc.,  and  the  holders  of  all  of  the outstanding common stock of Rare Telephony, Inc.

        2.2           Amendment to Agreement and Plan of Merger dated June 14, 2000

        2.3           Certificate  of Merger of Rare  Telephony,  Inc.  into Voice & Data
                      Communications (Latin America), Inc.

        2.4           Articles of Merger of Rare Telephony, Inc. into Voice & Data
                      Communications (Latin America), Inc.

       10.37          Escrow  Agreement,  dated May 25,  2000,  by and among VDC
                      Communications,  Inc., Voice & Data Communications  (Latin
                      America), Inc., the shareholders of Rare Telephony, Inc., and Buchanan Ingersoll Professional Corporation

       10.38          Form of Registration Rights Agreement

       10.39          Form of Executive Employment Agreement

       10.40          Form of Employment Agreement

       10.41          Independent Contractor Agreement,  dated May 25, 2000, by and among
                      Peter J. Salzano and Voice & Data  Communications  (Latin America),
                      Inc.

       10.42          License  Agreement,  dated June 14, 2000,  by and between  Peter J.
                      Salzano and Free dot Calling.com, Inc.

       10.43          Network  Agreement,  dated  May  25,  2000,  by and  among
                      Network  Consulting  Group,  Inc. and VDC  Communications,
                      Inc.


       10.44          Funding  Agreement,  dated June 14,  2000,  by and between  Voice &
                      Data Communications  (Latin America),  Inc. and VDC Communications,
                      Inc.

       10.45          Promissory Note, dated June 23, 2000, made by Rare Telephony,  Inc.
                      in favor of Peter J. Salzano